UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2024

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Loan Agreement

As previously announced, effective as of July 29, 2022, Loop Media, Inc. (the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Industrial Funding Group, Inc. (the “Initial Lender”), for a revolving loan credit facility for the principal sum of up to four million dollars ($4,000,000.00), and through the exercise of an accordion feature, a total sum of up to ten million dollars ($10,000,000.00) (the “Loan”), evidenced by a Revolving Loan Secured Promissory Note (the “Revolving Loan Note”), also effective as of July 29, 2022. In connection with the Loan Agreement and the Revolving Loan Note, the Company also executed and delivered to the Initial Lender the Loan Agreement Schedule dated as of July 29, 2022 (the “Loan Agreement Schedule”) and other Loan Documents, as defined in the Loan Agreement. Shortly thereafter, the Initial Lender assigned the Loan Agreement, and the loan documents related thereto, to GemCap Solutions, LLC (“GemCap” or “Senior Lender”). As previously disclosed, on October 27, 2022, the Loan Agreement was amended by Amendment Number 1 to the Loan and Security Agreement and to the Loan Agreement Schedule to increase the maximum availability and maximum credit of the loan from four million dollars ($4,000,000.00) to six million dollars ($6,000,000.00), evidenced by an Amended and Restated Secured Promissory Note (Revolving Loans), also dated October 27, 2022.

Effective July 29, 2024, the Company entered into Amendment Number 2 to the Loan and Security Agreement, the Loan Agreement Schedule, the Revolving Loan Note and to the other Loan Documents (the “Loan Agreement Amendment No. 2”) to amend certain material terms, including (i) to extend the maturity date of the Loan Agreement by one (1) year, from July 29, 2024, to July 29, 2025, and (ii) to make Retail Media TV, Inc., the Company’s wholly-owned subsidiary, a co-borrower thereunder.

The description of the Loan Agreement Amendment No. 2 is qualified in its entirety by reference to the full text of the Loan Agreement Amendment No. 2, which is incorporated by reference herein. A copy of the Loan Agreement Amendment No. 2 is included herein as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 with respect to the Loan Agreement Amendment No. 2 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment Number 2 to the Loan and Security Agreement, the Loan Agreement Schedule, the Revolving Loan Note and to the other Loan Documents dated July 29, 2024, by and between the Company and the Senior Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 1, 2024	LOOP MEDIA, INC.

	By:	/s/ Justis Kao
Justis Kao, Chief Executive Officer